99.3 Supplemental Financial and Operating Information - Second Quarter Ended June 30, 2004


                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2004


Consolidated Statements of Operations
 (Unaudited; in thousands, except per share amounts)

                                                         Three Months Ended           Six Months Ended
                                                               June 30,                    June 30,
                                                       -----------------------       ----------------------
                                                         2004          2003            2004         2003
                                                       ---------     ---------       ---------    ---------
 REVENUES:
 Minimum rents                                         $114,044      $104,272        $223,031     $206,923
 Percentage rents                                         1,474         1,198           8,168        7,521
 Other rents                                              2,456         1,762           5,242        3,790
 Tenant reimbursements                                   50,657        49,961          98,839       97,797
 Management, development and leasing fees                 1,716         1,406           3,511        2,725
 Other                                                    5,849         3,798          10,296        7,149
                                                       ---------     ---------       ---------    ---------
 Total revenues                                         176,196       162,397         349,087      325,905
                                                       ---------     ---------       ---------    ---------

 EXPENSES:
 Property operating                                      26,401        25,817          54,137       52,005
 Depreciation and amortization                           33,026        27,593          65,759       53,807
 Real estate taxes                                       14,157        12,760          27,326       26,699
 Maintenance and repairs                                 10,217         9,585          20,503       20,109
 General and administrative                               7,992         6,644          16,225       12,997
 Other                                                    4,923         2,315           7,955        4,656
                                                       ---------     ---------       ---------    ---------
 Total expenses                                          96,716        84,714         191,905      170,273
                                                       ---------     ---------       ---------    ---------
 Income from operations                                  79,480        77,683         157,182      155,632
 Interest income                                            706           592           1,586        1,165
 Interest expense                                       (42,798)      (38,350)        (83,232)     (75,292)
 Loss on extinguishment of debt                               -          (167)              -         (167)
 Gain on sales of real estate assets                      4,955         3,002          24,780        4,096
 Equity in earnings of unconsolidated affiliates          2,682           731           5,546        2,487
 Minority interest in earnings:
 Operating partnership                                  (17,840)      (17,979)        (42,874)     (38,616)
 Shopping center properties                              (1,819)         (885)         (3,058)      (1,413)
                                                       ---------     ---------       ---------    ---------
 Income before discontinued operations                   25,366        24,627          59,930       47,892
 Operating income of discontinued operations                233            87             279          355
 Gain on discontinued operations                            525             -             520        2,935
                                                       ---------     ---------       ---------    ---------
 Net income                                              26,124        24,714          60,729       51,182
 Preferred dividends                                     (4,416)       (3,692)         (8,832)      (7,384)
                                                       ---------     ---------       ---------    ---------
 Net income available to common shareholders           $ 21,708      $ 21,022        $ 51,897     $ 43,798
                                                       =========     =========       =========    =========
 Basic per share data:
 Net income before discontinued operations,
     net of preferred dividend                         $   0.69      $   0.70        $   1.68     $   1.36
 Discontinued operations                                   0.02          0.00            0.02         0.11
                                                       ---------     ---------       ---------    ---------
 Net income available to common shareholders           $   0.71      $   0.70        $   1.70     $   1.47
                                                       =========     =========       =========    =========
 Weighted average common shares outstanding              30,600        29,886          30,464       29,806

 Diluted per share data:
 Net income before discontinued operations,
      net of preferred dividend                        $   0.66      $   0.67        $   1.61     $   1.31
 Discontinued operations                                   0.02          0.01            0.03         0.11
                                                       ---------     ---------       ---------    ---------
 Net income available to common shareholders           $   0.68      $   0.68        $   1.64     $   1.42
                                                       =========     =========       =========    =========
 Weighted average common and potential dilutive
      common shares outstanding                          31,755        31,066          31,686       30,942

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2004


The Company's calculation of FFO is as follows (in thousands, except per share data):

                                                                            Three Months Ended               Six Months Ended
                                                                                 June 30,                        June 30,
                                                                        ---------------------------     ---------------------------
                                                                             2004          2003            2004            2003
                                                                        ------------   ------------     ------------   ------------
 Net income available to common shareholders                            $   21,708     $    21,022      $   51,897     $    43,798
 Add:
 Depreciation and amortization from consolidated properties                 33,026          27,593          65,759          53,807
 Depreciation and amortization from unconsolidated affiliates                1,547           1,123           2,743           2,019
 Depreciation and amortization from discontinued operations                      8              97              20             205
 Minority interest in earnings of operating partnership                     17,840          17,979          42,874          38,616
 Less:
 Gain on disposal of operating real estate assets                           (4,484)              -         (23,565)              -
 Minority investors' share of depreciation and amortization                   (304)           (275)           (597)           (541)
 Gain on disposal of discontinued operations                                  (525)              -            (520)         (2,935)
 Depreciation and amortization of non-real estate assets                       (78)           (133)           (213)           (266)
                                                                        ------------   ------------     ------------   ------------
 Funds from operations                                                  $   68,738     $    67,406      $  138,398     $   134,703
                                                                        ============   ============     ============   ============
 Funds from operations applicable to Company shareholders               $   37,732     $    36,252      $   75,814     $    72,356
                                                                        ============   ============     ============   ============
 Basic per share data:
    Funds from operations                                               $     1.23     $      1.21      $     2.49     $      2.43
                                                                        ============   ============     ============   ============
   Weighted average common shares outstanding with operating
       partnership units fully converted                                    55,745          55,568          55,610          55,489
 Diluted per share data:
    Funds from operations                                               $     1.21     $      1.19      $     2.44     $      2.38
                                                                        ============   ============     ============   ============
   Weighted average common and potential dilutive common
       shares outstanding with operating partnership
       units fully converted                                                56,901          56,748          56,832          56,625

 SUPPLEMENTAL FFO INFORMATION:

 Lease termination fees                                                 $    1,444     $     1,167      $    2,601      $    1,562
    Lease termination fees per share                                    $     0.03     $      0.02      $     0.05      $     0.03

 Straight-line rental income                                            $      596     $     1,201      $    1,242      $    2,222
    Straight-line rental income per share                               $     0.01     $      0.02      $     0.02      $     0.04

 Gains on outparcel sales                                               $      705     $     2,875      $    2,041      $    3,976
    Gains on outparcel sales per share                                  $     0.01     $      0.05      $     0.04      $     0.07

 Amortization of above- and below-market leases                         $      607     $        49      $    1,242      $       99
    Amortization of above- and below-market leases per share            $     0.01     $         -      $     0.02      $        -

 Amortization of debt premiums                                          $    1,166     $         -      $    2,139      $        -
    Amortization of debt premiums per share                             $     0.02     $         -      $     0.04      $        -


                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2004

Same-Center Net Operating Income
(Dollars in thousands)

                                                                       Three Months                Six Months
                                                                       Ended June 30,             Ended June 30,
                                                                -------------------------   --------------------------
                                                                   2004         2003            2004         2003
                                                                -------------------------   --------------------------

Net income                                                         $ 26,124     $ 24,714        $ 60,729     $ 51,182

Adjustments:
Depreciation and amortization                                        33,026       27,593          65,759       53,807
Depreciation and amortization from unconsolidated affiliates          1,547        1,123           2,743        2,019
Depreciation and amortization from discontinued operations                8           97              20          205
Minority investors' share of depreciation and amortization in
   shopping center properties                                          (304)        (275)           (597)        (541)
Interest expense                                                     42,798       38,350          83,232       75,292
Interest expense from unconsolidated affiliates                       1,658        2,053           3,077        3,882
Interest expense from discontinued operations                             9           13              20           27
Minority investors' share of interest expense in
   shopping center properties                                          (369)        (414)           (702)      (1,579)
Loss on extinguishment of debt                                            -          167               -          167
Loss on extinguishment of debt in discontinued operations                58            -              58            -
Abandoned projects expense                                            1,240          115           1,685          107
Gain on sales of real estate assets                                  (4,955)      (3,002)        (24,780)      (4,096)
Gain on sales of real estate assets of unconsolidated affiliates          -            -            (592)           -
Minority interest in earnings of Operating Partnership               17,840       17,979          42,874       38,616
Gain on discontinued operations                                        (525)          -             (520)      (2,935)
                                                                ------------   ----------    ------------  -----------
Operating Partnership's share of total NOI                          118,155      108,513         233,006      216,153
General and administrative expenses                                   7,992        6,644          16,225       12,997
Management fees and non-property level revenues                      (2,224)      (3,058)         (8,761)      (3,640)
                                                                ------------   ----------    ------------  -----------
Operating Partnership's share of property NOI                       123,923      112,099         240,470      225,510
NOI of non-comparable centers                                       (21,645)     (11,317)        (34,374)     (21,611)
                                                                ------------   ----------    ------------  -----------
Total same center NOI                                             $ 102,278    $ 100,782       $ 206,096    $ 203,899
                                                                ============   ==========    ============  ===========

Malls                                                             $  92,286     $ 92,306       $ 186,219    $ 187,731
Associated centers                                                    4,117        4,215           9,642        8,318
Community centers                                                     1,769        1,619           3,410        3,148
Other                                                                 4,106        2,642           6,825        4,702
                                                                ------------   ----------    ------------  -----------
Total same center NOI                                             $ 102,278    $ 100,782       $ 206,096    $ 203,899
                                                                ============   ==========    ============  ===========

Percentage Change:
Malls                                                                  0.0%                        -0.8%
Associated centers                                                    -2.3%                        15.9%
Community centers                                                      9.3%                         8.3%
Other                                                                 55.4%                        45.2%
                                                                ------------                 ------------
Total same center NOI                                                  1.5%                         1.1%
                                                                ============                 ============

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2004


Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

                                                                                       June 30, 2004
                                                                 -------------------------------------------------------
                                                                     Fixed Rate       Variable Rate         Total
                                                                 ------------------- ----------------- -----------------
Consolidated debt                                                      $  2,366,070        $  729,365       $ 3,095,435
Minority investors' share of consolidated debt                              (53,365)                -           (53,365)
Company's share of unconsolidated affiliates' debt                           58,885           121,041           179,926
                                                                 ------------------- ----------------- -----------------
Company's share of consolidated and unconsolidated debt                $  2,371,590        $  850,406       $ 3,221,996
                                                                 =================== ================= =================
Weighted average interest rate                                                6.56%             2.36%             5.45%
                                                                 =================== ================= =================

                                                                                     June 30, 2003
                                                                 -------------------------------------------------------
                                                                     Fixed Rate       Variable Rate         Total
                                                                 ------------------- ----------------- -----------------
Consolidated debt                                                     $   1,973,945       $   566,969      $  2,540,914
Minority investors' share of consolidated debt                              (19,857)                -           (19,857)
Company's share of unconsolidated affiliates' debt                           37,924            44,197            82,121
                                                                 ------------------- ----------------- -----------------
Company's share of consolidated and unconsolidated debt               $   1,992,012       $   611,166      $  2,603,178
                                                                 =================== ================= =================
Weighted average interest rate                                                7.05%             3.01%             6.10%
                                                                 =================== ================= =================


Debt-To-Total-Market Capitalization Ration as of June 30, 2004 (In thousands, except stock price)

                                                                    Shares
                                                                    Outstanding      Stock Price (1)        Value
                                                                 ------------------- ----------------- -----------------
Common stock and operating partnership units                                 55,981        $    55.00      $  3,078,955
8.75% Series B Cumulative Redeemable Preferred Stock                          2,000        $    50.00           100,000
7.75% Series C Cumulative Redeemable Preferred Stock                            460        $   250.00           115,000
                                                                                                       -----------------
Total market equity                                                                                           3,293,955
Company's share of total debt                                                                                 3,221,996
                                                                                                       -----------------
Total market capitalization                                                                                $  6,515,951
                                                                                                       =================
Debt-to-total-market capitalization ratio                                                                         49.4%
                                                                                                       =================

(1) Stock price for common stock and operating partnership units equals the closing price of the common stock on June 30, 2004. The stock price for the preferred stock represents the face value of each respective series of preferred stock.


Reconciliation of Shares and Operating Partnership Units Outstanding (In thousands)

                                                                  Three Months Ended                    Six Months Ended
                                                                       June 30,                             June 30,
                                                         ------------------------------------- -----------------------------------
                                                              Basic             Diluted             Basic            Diluted
                                                         ----------------- ------------------- ----------------- -----------------
2004:
Weighted average shares - EPS                                      30,600              31,755            30,464            31,686
Weighted average operating partnership units                       25,145              25,146            25,146            25,146
                                                         ----------------- ------------------- ----------------- -----------------

Weighted average shares- FFO                                       55,745              56,901            55,610            56,832
                                                         ================= =================== ================= =================

2003:

Weighted average shares - EPS                                      29,886              31,066            29,806            30,942
Weighted average operating partnership units                       25,682              25,682            25,683            25,683
                                                         ----------------- ------------------- ----------------- -----------------
Weighted average shares- FFO                                       55,568              56,748            55,489            56,625
                                                         ================= =================== ================= =================


                                                                  Three Months Ended                    Six Months Ended
Dividend Payout Ratio                                                  June 30,                             June 30,
                                                         ------------------------------------- -----------------------------------
                                                               2004               2003               2004              2003
                                                         ----------------- ------------------- ----------------- -----------------
Dividend per share                                             $    0.725         $     0.655        $     1.45        $     1.31
FFO per diluted, fully converted share                         $     1.21         $      1.19        $     2.44        $     2.38
                                                         ----------------- ------------------- ----------------- -----------------
Dividend payout ratio                                               59.9%               55.0%             59.4%             55.0%
                                                         ================= =================== ================= =================

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2004


Consolidated Balance Sheets
(Preliminary and unaudited, in thousands)

                                                          June 30,     December 31,
                                                            2004           2003
                                                        ------------   ------------
 ASSETS
 Real estate assets:
 Land                                                    $   604,904   $   578,310
 Buildings and improvements                                4,155,864     3,678,074
                                                        ------------   ------------
                                                           4,760,768     4,256,384
 Less: accumulated depreciation                             (519,045)     (467,614)
                                                        ------------   ------------
                                                           4,241,723     3,788,770
 Real estate assets held for sale                             67,811        64,354
 Developments in progress                                     76,616        59,096
                                                        ------------   ------------
 Net investment in real estate                             4,386,150     3,912,220
 Cash, restricted cash and cash equivalents                   30,042        20,332
 Cash in escrow                                                    -        78,476
 Receivables:
 Tenant, net of allowance                                     35,800        42,165
 Other                                                        14,832         3,033
 Mortgage notes receivable                                    27,555        36,169
 Investment in unconsolidated affiliates                      88,638        96,450
 Other assets                                                 85,030        75,465
                                                        ------------   ------------
                                                         $ 4,668,047   $ 4,264,310
                                                        ============   ============
 LIABILITIES AND SHAREHOLDERS' EQUITY
 Mortgage and other notes payable                        $ 3,092,963   $ 2,709,348
 Mortgage notes payable on real estate assets
    held for sale                                              2,472        28,754
 Accounts payable and accrued liabilities                    177,674       161,478
                                                        ------------   ------------
 Total liabilities                                         3,273,109     2,899,580
                                                        ------------   ------------
 Commitments and contingencies
 Minority interests                                          540,894       526,993
                                                        ------------   ------------
 Shareholders' equity:
 Preferred Stock, $.01 par value                                  25            25
 Common Stock, $.01 par value                                    308           303
 Additional paid-in capital                                  828,984       818,051
 Deferred compensation                                        (3,549)       (1,607)
 Retained earnings                                            28,276        20,965
                                                        ------------   ------------
 Total shareholders' equity                                  854,044       837,737
                                                        ------------   ------------
                                                         $ 4,668,047   $ 4,264,310
                                                        ============   ============

The balance sheet above is preliminary as of the date of this report. Please refer to the Company's Quarterly Report on Form 10-Q when filed for a complete balance sheet as of June 30, 2004.

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2004

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

                                                Three Months Ended  Six Months Ended
                                                      June 30,           June 30,
                                                -------------------------------------
                                                  2004     2003      2004     2003
                                                ------------------  -----------------
EBITDA:
Net Income                                      $ 26,124 $ 24,714   $ 60,729  $ 51,182

Adjustments:
Depreciation and amortization                     33,026   27,593     65,759    53,807
Depreciation and amortization from
  unconsolidated affiliates                        1,547    1,123      2,743     2,019
Depreciation and amortization from
  discontinued operations                              8       97         20       205
Minority investors' share of depreciation and
  amortization in shopping center properties        (304)    (275)      (597)     (541)
Interest expense                                  42,798   38,350     83,232    75,292
Interest expense from unconsolidated affiliates    1,658    2,053      3,077     3,882
Interest expense from discontinued operations          9       13         20        27
Minority investors' share of interest expense in
   shopping center properties                       (369)    (414)      (702)   (1,579)
Income taxes                                         819    1,046      1,265     1,539
Loss on extinguishment of debt                         -      167          -       167
Abandoned projects expense                         1,240      115      1,685       107
Gain on sales of operating real estate assets     (4,484)       -    (23,565)        -
Minority interest in earnings of Operating
  Partnership                                     17,840   17,979     42,874    38,616
Gain on discontinued operations                     (525)      -        (520)   (2,935)
                                                -------- ---------  --------- ---------
Company's share of total EBITDA                 $119,387 $ 112,561  $236,020  $221,788
                                                ======== =========  ========= =========


Interest Expense:
Interest expense                                $ 42,798 $ 38,350   $ 83,232  $ 75,292
Interest expense from discontinued operations          9       13         20        27
Interest expense from unconsolidated affiliates    1,658    2,053      3,077     3,882
Minority investors' share of interest expense in
   shopping center properties                       (369)    (414)      (702)   (1,579)
                                                -------- ---------  --------- ---------
Company's share of total interest expense       $ 44,096 $ 40,002   $ 85,627  $ 77,622
                                                ======== =========  ========= =========

Ratio of EBITDA to Interest Expense                 2.71     2.81       2.76      2.86
                                                ======== =========  ========= =========


Reconciliation of EBITDA to Cash Flows Provided By Operating Activities (In thousands)

                                                Three Months Ended  Six Months Ended
                                                      June 30,           June 30,
                                                -------------------------------------
                                                  2004     2003      2004     2003
                                                ------------------  -----------------

Company's share of total EBITDA                 $119,387 $ 112,561  $ 236,02  $221,788
Interest expense                                 (42,798)  (38,350)  (83,232)  (75,292)
Minority interest's share of interest expense        369       414       702     1,579
Income taxes                                        (819)   (1,046)   (1,265)   (1,539)
Amortization of deferred financing costs and
   non real estate depeciation included
   in operating expense                            1,664     1,056     3,418     2,354
Amortization of debt premiums                     (1,125)        -    (2,057)        -
Amortization of above and below market leases       (568)      (49)   (1,171)      (99)
Depreciation and interest expense from
   unconsolidated affiliates                      (3,205)   (3,176)   (5,820)   (5,901)
Minority investors' share of depreciation and
   amortization in shopping center properties        304       275       597       541
Minority interest in earnings - shopping center
   properties                                      1,819       885     3,058     1,413
Gains on outparcel sales                            (782)   (3,002)   (1,526)   (4,106)
Issuances of stock under incentive plan              269     1,129     1,268     1,203
Write-off of development projects                  1,240       115     1,685       107
Amortization of deferred compensation                264        62       357        62
Accrual of deferred compensation                     105        89       221       177
Changes in operating assets and liabilities        3,781   (12,331)    6,402   (17,298)
                                                -------- ---------  --------- ---------
Cash flows provided by operating activities     $ 79,905 $  58,632  $ 158,65  $124,989
                                                ======== =========  ========= =========

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2004

Schedule of Mortgage and Other Notes Payable as of June 30, 2004
(Dollars In thousands )

                                            Maturity    Interest     Balance      Balance
Property           Location                   Date        Rate      6/30/2004      Fixed      Variable
---------------------------------------------------------------------------------------------------------

Midland, MI        Midland Mall              Jun-04        2.313%      $ 30,000          $ -    $ 30,000
Cincinnati, OH     Eastgate Mall             Dec-04        2.139%        41,125            -      41,125
Lexington, KY      Fayette Mall Development  Dec-04        2.930%         8,550            -       8,550
Brookfield, IL     Brookfield Square         May-05        7.498%        70,801       70,801           -
Hattiesburg, MS    Turtle Creek Mall         Mar-06        7.400%        30,744       30,744           -
Chesapeake, VA     Greenbrier Mall           Apr-06        2.188%        92,650            -      92,650
Akron, OH          Chapel Hill Mall          May-06        2.280%        66,500            -      66,500
Rockford, IL       Cherryvale Mall           Jul-06        7.375%        45,080       45,080           -
Lynchburg, VA      River Ridge Mall          Jan-07        9.302%        22,102       22,102           -
Madison, WI        East Towne Mall           Jan-07        8.010%        27,498       27,498           -
Madison, WI        West Towne Mall           Jan-07        8.010%        42,513       42,513           -
Chattanooga, TN    Hamilton Place            Mar-07        7.000%        64,546       64,546           -
Cincinnati, OH     Eastgate Crossing         Apr-07        6.380%        10,295       10,295           -
Charleston, SC     Citadel Mall              May-07        7.390%        31,353       31,353           -
Dalton, GA         Walnut Square             Feb-08       10.125%           438          438           -
Highpoint, NC      Oak Hollow Mall           Feb-08        7.310%        45,278       45,278           -
Winston-Salem, NC  Hanes Mall                Jul-08        7.310%       110,209      110,209           -
Nashville, TN      Hickory Hollow Mall       Aug-08        6.770%        88,706       88,706           -
Nashville, TN      Courtyard At Hickory HolloAug-08        6.770%         4,130        4,130           -
Nashville, TN      Rivergate Mall            Aug-08        6.770%        71,692       71,692           -
Nashville, TN      Village At Rivergate      Aug-08        6.770%         3,386        3,386           -
Lansing, MI        Meridian Mall             Oct-08        4.520%        94,419       94,419           -
Cary , NC          Cary Towne Center         Mar-09        6.850%        87,789       87,789           -
Fairview Heights, ISt. Claire Square         Apr-09        7.000%        68,108       68,108           -
Daytona Beach, FL  Volusia Mall              Apr-09        6.950%        54,660       54,660           -
Terre Haute, IN    Honey Creek Mall          Apr-09        6.700%        32,959       32,959           -
Meridian, MS       Bonita Lakes Mall         Oct-09        6.820%        26,848       26,848           -
Meridian, MS       Bonita Lakes Crossing     Oct-09        6.820%         8,412        8,412           -
Little Rock, AR    Park Plaza Mall           May-10        8.690%        41,280       41,280           -
Spartanburg, SC    Westgate Crossing         Jul-10        8.420%         9,619        9,619           -
Burnsville, MN     Burnsville Center         Aug-10        8.000%        70,299       70,299           -
Roanoke, VA        Valley View Mall          Sep-10        8.610%        44,662       44,662           -
Nashville, TN      Coolsprings Galleria      Sep-10        8.290%        59,491       59,491           -
Beaumont, TX       Parkdale Mall             Oct-10        5.010%        56,125       56,125           -
Beaumont, TX       Parkdale Crossing         Oct-10        5.010%         8,862        8,862           -
Stroud, PA         Stroud Mall               Dec-10        8.420%        31,682       31,682           -
Wausau, WI         Wausau Center             Dec-10        6.700%        13,456       13,456           -
York, PA           York Galleria             Dec-10        8.340%        50,665       50,665           -
Lexington, KY      Fayette Mall              Jul-11        7.000%        94,891       94,891           -
Chattanooga, TN    Hamilton Corner           Aug-11       10.125%         2,389        2,389           -
Asheville,  NC     Asheville Mall            Sep-11        6.980%        69,124       69,124           -
Portland, ME       BJ'S Plaza                Dec-11       10.400%         2,472        2,472           -
Ft Smith, AR       Massard Crossing          Feb-12        7.540%         5,880        5,880           -
Houston, TX        Willowbrook Plaza         Feb-12        7.540%        30,085       30,085           -
Vicksburg, MS      Pemberton Plaza           Feb-12        7.540%         2,007        2,007           -
Fayetteville, NC   Cross Creek Mall          Apr-12        7.400%        63,683       63,683           -
Colonial Heights, VSouthpark Mall            May-12        7.000%        37,709       37,709           -

                                       7

Asheboro, NC       Randolph Mall             Jul-12        6.500%        15,188       15,188           -
Douglasville, GA   Arbor Place Mall          Jul-12        6.510%        78,846       78,846           -
Douglasville, GA   The Landing At Arbor PlaceJul-12        6.510%         8,900        8,900           -
Jackson, TN        Old Hickory Mall          Jul-12        6.510%        34,828       34,828           -
Louisville, KY     Jefferson Mall            Jul-12        6.510%        43,921       43,921           -
N Charleston, SC   Northwoods Mall           Jul-12        6.510%        62,883       62,883           -
Racine, WI         Regency Mall              Jul-12        6.510%        34,441       34,441           -
Saginaw, MI        Fashion Square            Jul-12        6.510%        60,368       60,368           -
Spartanburg, SC    Westgate Mall             Jul-12        6.500%        54,560       54,560           -
Chattanooga, TN    CBL Center                Aug-12        6.250%        14,669       14,669           -
Panama City, FL    Panama City Mall          Aug-12        7.300%        39,944       39,944           -
Greensburg, PA     Westmoreland Mall         Jan-13        5.050%        82,811       82,811           -
Morristown, TN     College Square            Sep-13        6.750%        11,847       11,847           -
Columbia, SC       Columbia Mall             Oct-13        5.450%        33,513       33,513           -
Janesville, WI     Janesville Mall           Apr-16        8.375%       13,918       13,918           -
                                                                        -------      -------          -
                                                                     2,565,809    2,326,984     238,825
                                                                     ----------   ----------    -------
Weighted average interest rate                                            6.19%        6.59%       2.25%
Debt Premiums:
Lynchburg, VA      River Ridge Mall          Jan-07        4.000%         2,119        2,119           -
Daytona Beach, FL  Volusia Mall              Apr-09        4.750%         4,402        4,402           -
Terre Haute, IN    Honey Creek Mall          Apr-09        4.750%         3,050        3,050           -
Little Rock, AR    Park Plaza Mall           May-10        4.900%         7,737        7,737           -
Roanoke, VA        Valley View Mall          Sep-10        5.100%         8,054        8,054           -
Fayetteville, NC   Cross Creek Mall          Apr-12        5.000%         9,427        9,427           -
Colonial Heights, VSouthpark Mall            May-12        5.100%         4,297        4,297           -
                                                                     ----------   ----------          -
                                                                         39,086       39,086           -
                                                                     ----------   ----------          -
Weighted average interest rate                                            4.91%        4.91%

SUBTOTAL                                                              2,604,895    2,366,070    238,825
                                                                     ----------   ----------    -------
Weighted average interest rate                                            6.17%        6.56%       2.25%
CONSTRUCTION LOANS
Southaven, MS      Southaven Towne Center    Jun-07        2.913%        9,140            -       9,140
                                                                     ----------   ----------    -------

LINES OF CREDIT                                            2.240%      481,400            -     481,400
                                                                     ----------   ----------    -------

TOTAL BALANCE SHEET                                                  $3,095,435   $2,366,070   $729,365
Weighted average interest rate                                            5.55%        6.56%      2.25%

Plus CBL's Share Of Unconsolidated Affiliates:
Huntsville, AL     Parkway Place             Dec-04        2.780%        28,915            -     28,915
Myrtle Beach, SC   Coastal Grand             May-06        2.963%        75,933            -     75,933
El Centro, CA      Imperial Valley Mall      Dec-06        2.970%        11,293            -     11,293
Paducah, KY        Kentucky Oaks             Jun-07        9.000%        15,849       15,849          -
Del Rio, TX        Plaza Del Sol             Aug-10        9.150%         1,892        1,892          -
Clarksville, TN    Governors Square          Sep-16        8.230%        15,317       15,317          -
Galileo America LLCPortfolio                 various       5.076%        30,727       25,827      4,900
                                                                     ----------   ----------    -------
                                                                        179,926       58,885    121,041
                                                                     ----------   ----------    -------

                                      -8-


Less Minority Interest's Share:              Minority Interest
Chattanooga, TN    CBL Center                 8.0%        6.2500%        (1,174)      (1,174)         -
Chattanooga, TN    Hamilton Corner            10.0%      10.1250%          (239)        (239)         -
Chattanooga, TN    Hamilton Place             10.0%       7.0000%        (6,455)      (6,455)         -
Ft Smith, AR       Massard Crossing           90.0%       7.5400%        (5,292)      (5,292)         -
Highpoint, NC      Oak Hollow Mall            25.0%       7.3100%       (11,320)     (11,320)         -
Houston, TX        Willowbrook Plaza          90.0%       7.5400%       (27,077)     (27,077)         -
Vicksburg, MS      Pemberton Plaza            90.0%       7.5400%        (1,808)      (1,808)         -
                                                                     -----------  -----------         -
                                                                        (53,365)     (53,365)         -
                                                                     -----------  -----------         -

TOTAL OBLIGATIONS                                                    $3,221,996   $2,371,590   $850,406
                                                                     ==========   ===========  ========
Weighted average interest rate                                            5.45%        6.56%      2.36%

Total Debt of Unconsolidated Affiliates:
Clarksville, TN    Governors Square          Sep-16        8.230%    $   32,247   $   32,247        $ -
Del Rio, TX        Plaza Del Sol             Aug-10        9.150%         3,739        3,739          -
El Centro, CA      Imperial Valley Mall      Dec-06        2.840%        11,293            -     11,293
Galileo America LLCPortfolio                 various       5.074%       307,270      258,270     49,000
Huntsville, AL     Parkway Place             Dec-04        2.780%        57,830            -     57,830
Myrtle Beach, SC   Coastal Grand             May-06        2.963%        75,933            -     75,933
Paducah, KY        Kentucky Oaks             Jun-07        9.000%        31,697       31,697          -
                                                                     ----------   ----------  ---------
                                                                     $  520,009   $  325,953   $194,056
                                                                     ==========   ==========  =========
Weighted average interest rate                                            4.93%        5.82%      3.43%

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2004

Comparable New and Renewal Leasing Activity as of June 30, 2004

                                                             New                          New
                               Square      Prior PSF       PSF Base      % Change       PSF Base     % Change
  Property Type                 Feet       Base Rent     Rent - Initial  Initial      Rent - Average  Average
-------------------          ------------ -------------  ------------- -------------  -------------  ----------
Quarter:
Stabilized malls                 366,289       $ 24.74        $ 25.71          3.9%        $ 26.41        6.8%
Associated centers                 4,000         13.60          14.50          6.6%          14.62        7.5%
Community centers                  9,040          9.73          12.08         24.2%          12.34       26.8%

Year To Date:
Stabilized malls                 998,495         24.85          25.41          2.3%          25.95        4.4%
Associated centers                10,480         14.55          14.81          1.8%          14.86        2.1%
Community centers                 13,600          9.58          11.43         19.3%          11.60       21.1%


Comparable Stabilized Mall Leasing Activity as of June 30, 2004

                                                             New                          New
                               Square      Prior PSF       PSF Base      % Change       PSF Base     % Change
 Stabilized Malls               Feet       Base Rent     Rent - Initial  Initial      Rent - Average  Average
-------------------          ------------ -------------  ---------------------------  -------------------------
Quarter:
New leases                       175,394       $ 25.58        $ 27.49          7.5%        $ 28.72       12.3%
Renewal leases                   190,895         23.96          24.07          0.5%          24.28        1.3%

Year To Date:
New leases                       385,199         25.38          28.54         12.5%          29.61       16.7%
Renewal leases                   613,296         24.50          23.43         -4.4%          23.65       -3.5%


Total Leasing Activity Compared to Tenants Vacating as of June 30, 2004

                                             Leased                      Vacated
                               Leased      Average Base    Vacated      Average Base
  Property Type                Sq. Ft.      Rent PSF       Sq. Ft.       Rent PSF
-------------------          ------------ -------------  ------------- -------------
Quarter:
Malls                            490,100       $ 25.85        215,376       $ 21.38
Associated centers                39,540         14.40         15,673         15.92
Community centers                 14,281          9.29          1,800          7.78

Year To Date:
Malls                          1,150,235       $ 26.26        742,819       $ 21.47
Associated centers                47,464         14.56         28,499         15.64
Community centers                 18,841          9.50          8,550          8.40


Average Annual Base Rents Per Square Foot By Property Type

                                    June 30,
                                          ----------------------------
                                              2004           2003
                                          -------------  -------------
Stabilized malls                               $ 25.26        $ 23.98
Non-stabilized malls                             27.01          26.52
Associated centers                                9.70           9.88
Community centers                                 7.99           8.70

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2004

Capital Expenditures for Three Months and Six Months Ended June 30, 2004 (In thousands)

                                                        Three Months  Six Months
                                                        ------------- ------------
Tenant allowances                                            $ 7,390     $ 13,546
                                                        ------------- ------------
Renovations                                                   10,471       13,191
                                                        ------------- ------------
Deferred maintenance: *
   Parking lot and parking lot lighting                        1,605        1,605
   Roof repairs and replacements                               1,303        1,491
   Other capital expenditures                                  1,115        4,288
                                                        ------------- ------------
   Total deferred maintenancee expenditures                    4,023        7,384
                                                        ------------- ------------
Total capital expenditures                                  $ 21,884     $ 34,121
                                                        ============= ============

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades for enhancing our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.


Deferred Leasing Costs Capitalized
(In thousands)

                                                            2004         2003
                                                        ------------- ------------
Quarter ended:
   March 31,                                                   $ 492        $ 490
   June 30,                                                      242          333
                                                        ------------- ------------
                                                               $ 734        $ 823
                                                        ============= ============

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Six Months Ended June 30, 2004

Properties Under Development at June 30, 2004
(Dollars in thousands)

                                                              Gross      CBL's Cost      Cost
                                                            Leasable     or Share of     Spent        Opening      Initial
 Property                          Location                   Area          Cost        To Date        Date        Yield
---------------------------------  ----------------------  ------------  ------------  ----------  --------------  ------

New Mall Developments:
Imperial Valley Mall               El Centro, CA               752,000      $ 45,557    $ 20,278      May-05         10%
   (60/40 joint venture)

Mall Expansions:
East Towne Mall                    Madison, WI                 139,000        21,206      11,505    October-04        7%
West Towne Mall                    Madison, WI                 115,000        21,541       6,163    October-04        9%
Arbor Place Rich's-Macy's          Douglasville, GA            140,000        10,000       4,206    November-04
The Lakes Mall                     Muskegon, MI                 45,000         4,771       1,286    November-04      10%

Open Air Centers:
Southaven Towne Center             Southaven, MS               407,000        23,885      12,630    October-05       10%

Associated Centers:
CoolSprings Crossing - Tweeter's   Nashville, TN                10,000         1,415          13    November-04      14%

Community Centers:
Charter Oak Marketplace            Hartford, CT                334,000        12,836       7,781    November-04      10%
                                                           ------------  ------------  ----------
                                                             1,942,000     $ 141,211    $ 63,862
                                                           ============  ============  ==========
